UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2007

ANDREW CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-14617	36-2092797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Westbrook Corporate Center, Suite 900, Westchester, IL 60154

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (708) 236-6600

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 3, 2007, Andrew Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2007. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

After the press release, the Company held a conference call and simultaneous webcast in which a presentation was made regarding the Company’s financial results for the quarter ended March 31, 2007. Participants in this presentation were Ralph E. Faison, the Company’s President and Chief Executive Officer, Marty Kittrell, the Company’s Chief Financial Officer, Mark Olson, the Company’s Chief Accounting Officer, and Daniel Hartnett, the Company’s Vice President, Tax and Treasury. A copy of the transcript of this conference call presentation and subsequent question and answer session is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated May 3, 2007.

99.2	May 3, 2007 conference call presentation transcript

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION

Date: May 9, 2007	By:	/s/ Marty Kittrell
Marty Kittrell
Executive Vice President and Chief Financial Officer